Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of Anchor BanCorp Wisconsin, Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-K/T for the nine months ended December 31, 2013 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Thomas G. Dolan
Thomas G. Dolan, Executive Vice President, Treasurer and Chief Financial Officer

March 20, 2014

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Anchor BanCorp Wisconsin, Inc. and will be retained by Anchor BanCorp Wisconsin, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.